Agilysys, Inc. (Nasdaq: AGYS) Fiscal 2011 Unaudited Third Quarter Results February 2, 2011 Exhibit 99.2

Forward looking statements & non-GAAP financial
information
Forward-Looking Language
This presentation contains certain management expectations, which may constitute forward-looking information within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities and Exchange Act of
1934, and the Private Securities Reform Act of 1995. Forward-looking information speaks only as to the date of this presentation and may be identified by use of words such as “may,” “will,” “believes,” “anticipates,” “plans,”
“expects,” “estimates,” “projects,” “targets,” “forecasts,” “continues,” “seeks,” or the negative of those terms or similar expressions. Many important factors could cause actual results to be materially different from those in forward-looking information including, without limitation, competitive factors, disruption of supplies, changes in market conditions, pending or future claims or litigation, or technology advances. No assurances can be provided as to the outcome of cost reductions, expected benefits and outcomes from our recent ERP implementation, business strategies, future financial results, unanticipated downturns to our relationships with customers and macroeconomic demand for IT products and services, unanticipated difficulties integrating acquisitions, new laws and government regulations, interest rate changes, consequences of MAK Capital’s shareholder-approved control share acquisition, and unanticipated deterioration in economic and financial conditions in the United States and around the world or the consequences. The Company does not undertake to update or revise any forward-looking information even if events make it clear that any projected results, actions, or impact, express or implied, will not be realized.
Other potential risks and uncertainties that may cause actual results to be materially different from those in forward-looking information are described in the Annual Report filed with the SEC, under Item 1A, “Risk Factors.”
Copies are available from the SEC or the Agilysys web site.
Use of Non-GAAP Financial Information
To supplement the unaudited condensed consolidated financial statements presented in accordance with U.S. GAAP in this presentation, certain non-GAAP financial measures are used.
Management believes that such information can enhance investors' understanding of the Company's ongoing operations. The non-GAAP measures included in this presentation have been reconciled to the comparable GAAP measures within an accompanying table, shown on the last page of this presentation.

Highlights
Continued focus on accelerating software and services sales
Demand environment has improved — fiscal-to-date revenue increased 7% over prior year
Q3 revenue increased 1% compared with fiscal year 2010, driven by software and services
Gross margin was 21.5% down from 23.2% in prior-year quarter largely due to lower vendor rebates and services margins
SG&A increased $4.3M year over year largely due to previously capitalized development costs now being expensed and absence of litigation award recognized in Q3 fiscal year 2010
Executing on $7M in annualized cost savings in Q4 fiscal year 2011
Earnings per diluted share from continuing operations for the quarter was $0.08 compared with earnings per diluted share of $0.59 in Q3 fiscal year 2010
Continued aggressive investment in
Guest360™
— Agilysys’ next generation hotel management
solution

Q3 review: consolidated results
Revenue increased 1%; hardware decreased by
2%, software increased by 7% and services
increased by 8%
Gross margins decreased 170 basis points due
to lower vendor rebates and services margins
SG&A, excluding depr. & amort., increased by
$4.1M
Operating income was $1.9M compared with
operating income of $8.6M in Q3 FY10
Other income, net is down $4.6M due to
absence of non-recurring gain and litigation
settlement included in prior-year quarter
Q3 Year-over-Year Commentary
Statement of Operations ($Mil., except per share)
2010 2009%
Net sales $217.0 $215.8 0.6%
Cost of goods sold ¹
$170.3 $165.8 2.7%
Gross profit $46.7 $50.0 (6.5%)
21.5% 23.2%
SG&A (excl. depr. & amort.) $41.8 $37.7 11.0%
Depreciation & amortization $3.0 $2.8 7.8%
Asset impairment charge $0.0 $0.2 (100.0%)
Restructuring charge $0.0 $0.7 (100.0%)
Operating income $1.9 $8.6
Other (income), net ($0.3) ($4.9)
Interest expense, net $0.3 $0.3
Income before income taxes $1.9 $13.2
Income tax (benefit) ($0.1) ($0.4)
Income from cont. ops. $2.0 $13.6
Income from disc. ops., net of taxes $0.0 $0.0
Net income $2.0 $13.6
Diluted earnings per share:
Continuing operations $0.08 $0.59
Discontinued operations $0.00 $0.00
Net earnings $0.08 $0.59
Adjusted EBITDA excl. charges²
$5.4 $12.6
2.5% 5.8%
(1) $0.5M and $0.3M of developed technology amortization included in COGS for Q3FY11 and Q3FY10, respectively
(2) Excludes Restructuring and asset impairment charges
December 31,
Three Months Ended

Q3 review: Hospitality (“HSG”)
Revenue increased 8% from prior year due to
higher software and services sales
Gross margin decreased due to lower services
margins
SG&A, excluding depr. & amort., increased by
$1.2M due to
Guest360™
costs of $1.1M which
were expensed compared with prior-year costs
that were capitalized
Adjusted EBITDA decreased $2.0M due to lower
margins and expensing previously capitalized
Guest360 development costs
HSG Segment Profit ($Mil.)
Q3 Year-over-Year Commentary
2010 2009%
Net sales $24.3 $22.5 8.2%
Cost of goods sold ¹
$11.0 $8.2 34.2%
Gross profit $13.3 $14.3 (6.7%)
54.8% 63.6%
SG&A (excl. depr. & amort.) $10.8 $9.6 12.4%
Depreciation & amortization $0.6 $0.8 (24.3%)
Asset impairment $0.0 $0.1 (100.0%)
Operating income $2.0 $3.8
Depreciation & amortization $1.0 $1.1
Adjusted EBITDA excl. charges²
$3.0 $5.0
12.3% 22.3%
(1) $0.5M and $0.3M of developed technology amortization included in COGS for Q3FY11 and Q3FY10, respectively
(2) Excludes Asset impairment charges
Three Months Ended
December 31,

Q3 review: Retail (“RSG”)
Revenue decreased 8% primarily due to lower
hardware sales
Gross margin contracted due to lower services
margins
SG&A, excl. depr. & amort., was flat with
prior-year quarter
Adjusted EBITDA decreased $1.6M due to lower
revenue and gross margin
RSG Segment Profit ($Mil.)
Q3 Year-over-Year Commentary
2010 2009%
Net sales $34.3 $37.4 (8.2%)
Cost of goods sold $28.5 $30.0 (4.8%)
Gross profit $5.8 $7.4 (21.9%)
16.9% 19.8%
SG&A (excl. depr. & amort.) $4.7 $4.7 (0.3%)
Depreciation & amortization $0.1 $0.0 nm
Operating income $1.0 $2.7
Depreciation & amortization $0.1 $0.0
Adjusted EBITDA $1.1 $2.7
3.3% 7.3%
Three Months Ended
December 31,

Q3 review: Technology (“TSG”)
Revenue increased 2% due to higher software
and services attach rates
Gross margin contracted 70 basis points in
quarter
Gross margin excluding vendor incentives
were 90 basis points higher
Decline in Sun/Oracle vendor incentives
more than offset higher transaction margin
SG&A, excl. depr. & amort., was essentially
flat
Adjusted EBITDA decreased $0.7M due to lower
vendor incentives
TSG Segment Profit ($Mil.)
Q3 Year-over-Year Commentary
2010 2009%
Net sales $158.3 $155.9 1.6%
Cost of goods sold $130.8 $127.6 2.5%
Gross profit $27.6 $28.3 (2.4%)
17.4% 18.1%
SG&A (excl. depr. & amort.) $19.5 $19.5 nm
Depreciation & amortization $1.0 $0.8 29.1%
Operating income $7.0 $7.9
Depreciation & amortization $1.0 $0.8
Adjusted EBITDA $8.0 $8.7
5.1% 5.6%
Three Months Ended
December 31,

Q3 review: Corporate
SG&A, excl. depr. & amort., increased $2.9M
Prior-year quarter included $1.6M one-time
credit from litigation settlement
Development costs of $0.7M related to
implementation of new Oracle ERP system
capitalized in prior year quarter
Adjusted EBITDA, excluding charges,
decreased $2.9M
Corporate Segment ($Mil.)
Q3 Year-over-Year Commentary
2010 2009 $
SG&A (excl. depr. & amort.) $6.8 $3.9 $2.9
Depreciation & amortization $1.3 $1.2 $0.1
Asset impairment charge $0.0 $0.1 ($0.1)
Restructuring charge $0.0 $0.7 ($0.7)
Operating loss ($8.1) ($5.9) ($2.2)
Depreciation & amortization $1.3 $1.2 $0.1
Adjusted EBITDA ($6.8) ($4.7) ($2.1)
Adjusted EBITDA excl. charges¹
($6.8) ($3.9) ($2.9)
(1) Excludes Restructuring and asset impairment charges
Three Months Ended
December 31,

FY11 fiscal-to-date (“FTD”) review: consolidated results
Revenue grew approximately 7% — HSG grew
10%, RSG 2% and TSG 7%
Gross margins declined 240 basis points
primarily due to lower Sun/Oracle vendor
incentives and competitive selling pressure
SG&A, excl. depr. & amort., increased $5.7M
Previously capitalized Guest360 development
increased SG&A by $2.3M
Previously capitalized Oracle implementation
costs increased SG&A by $2.5M
Prior-year SG&A includes credit of $1.6M
related to litigation settlement
Other income is down $3.7M due to absence of
non-recurring gain and litigation settlement
included in prior-year fiscal-to-date results
Taxes include a $3.8M charge for valuation
allowance related to deferred tax assets
FTD Year-over-Year Commentary
Statement of Operations ($Mil., except per share)
2010 2009%
Net sales $531.7 $498.5 6.7%
Cost of goods sold ¹
$410.3 $372.8 10.1%
Gross profit $121.4 $125.7 (3.4%)
22.8% 25.2%
SG&A (excl. depr. & amort.) $119.4 $113.7 5.1%
Depreciation & amortization $9.0 $11.7 (23.0%)
Asset impairment charges $0.1 $0.2 (75.0%)
Restructuring charges $0.4 $0.7 (46.3%)
Operating loss ($7.5) ($0.6)
Other (income)/expense, net ($2.3) ($6.0) (61.8%)
Interest expense, net $0.8 $0.7 24.1%
(Loss) income before income taxes ($6.0) $4.7
Income tax expense $4.4 $0.6
(Loss) income from cont. ops. ($10.5) $4.1
Loss from disc. ops., net of taxes ($0.0) ($0.0)
Net (loss) income ($10.5) $4.0
Diluted loss income per share:
Continuing operations ($0.46) $0.18
Discontinued operations $0.00 $0.00
Net (loss) income ($0.46) $0.18
Adjusted EBITDA excl. charges²
$3.2 $13.0
0.6% 2.6%
(1) $1.2M and $1.0M of developed technology amortization included in COGS for FTD Q3FY11 and Q3FY10, respectively
(2) Excludes Restructuring and asset impairment charges
Fiscal Year
December 31,

FY11 Q3 review: summary balance sheet performance
Cash at quarter-end was $45.3M — up $6.2M
from September 2010
Days sales outstanding increased from 77 days
at 9/30/10 to 87 days — impact to cash flow
from higher receivables partially offset by
higher account payables
Capital expenditures were $2.1M for Q3 FY11
compared with $3.8M in Q3 FY10 — majority of
Oracle expenditures were expensed in Q3 FY11
Commentary
Working Capital ($Mil.)
• Working capital is (A/R + Inventory) less (A/P + Deferred Revenue)
• Quarterly revenue annualized at historical quarterly skew
$182.6
$104.8
$121.9
$157.6
$210.3
$25.1
$14.4
$25.9
$22.6
$22.5
10.1%
4.0%
6.2%
9.0%
6.5%
$0
$45
$90
$135
$180
$225
Q3FY10 Q4FY10 Q1FY11 Q2FY11 Q3FY11
0%
3%
6%
9%
12%
15%
Receivables Inventory Working capital as % of sales

Rolling twelve-month revenue
HSG Revenue ($Mil.)
TSG Revenue ($Mil.)
$108
$103
$106
$111 $111
$116
$113
$24
$48
$72
$96
$120
Jun '09 Sep '09 Dec '09 Mar '10 Jun '10 Sep '10 Dec '10
RSG Revenue ($Mil.)
AGYS Consolidated Revenue ($Mil.)
$91 $91
$86
$83
$90
$88
$90
$20
$40
$60
$80
$100
Jun '09 Sep '09 Dec '09 Mar '10 Jun '10 Sep '10 Dec '10
$482
$472
$467
$447
$443
$468
$470
$100
$200
$300
$400
$500
Jun '09 Sep '09 Dec '09 Mar '10 Jun '10 Sep '10 Dec '10
$680
$665
$660
$641
$643
$671 $672
$140
$280
$420
$560
$700
Jun '09 Sep '09 Dec '09 Mar '10 Jun '10 Sep '10 Dec '10

FY11 Outlook
Expect FY11 revenue of $690M to $710M
Expect FY11 adjusted
EBITDA¹
of $3M to $6M
Expect cash on hand as of March 31, 2011 to be $60M to $75M
Depreciation and amortization is forecast to be $13.0M to $13.5M
Stock compensation expense is expected to be approximately $3.5M, which is expensed in the calculation of adjusted EBITDA
Capital expenditures are expected to be $8M to $9M of which $3M relates to capitalization of
Guest360™
development costs and $2M relates to Oracle ERP implementation
1. Adjusted EBITDA is operating income plus depreciation and amortization, excluding restructuring and asset impairment charges

Agilysys, Inc. (Nasdaq: AGYS) Fiscal 2011 Unaudited Third Quarter Results February 2, 2010

Reconciliation of net income/(loss) to adjusted EBITDA
2010 2009 2010 2009
Net income (loss)
1,998 $      13,607 $     (10,468) $   4,047 $
Plus:
    Interest expense, net
295            259             819            661
    Income (benefit) tax expense
(110)           (410)           4,439         593
    Depreciation and amortization expense (a)
3,509         3,142          10,220       12,640
    Other income, net
(321)           (4,893)        (2,277)       (5,963)
    (Income) loss from discontinued operations, net of tax
-                (3)               -                38
Adjusted EBITDA from continuing operations
5,371 $      11,702 $     2,733 $      12,016 $
Asset impairment charges
-                238             59              238
Restructuring charges
3                677             406            745
Adjusted EBITDA from continuing operations excluding asset
impairment and restructuring charges
5,374 $      12,617 $     3,198 $      12,999 $
(a) Depreciation and amortization expense excludes amortization of deferred financing fees totaling $131 and $126 for the three months ended December 31, 2010 and 2009, respectively, and $393 and $346 for the nine months ended
      December 31, 2010 and 2009, respectively, as such costs are already included in interest expense, net.
Nine Months Ended
December 31,
(In thousands)
Three Months Ended
December 31,